UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020

ZEDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cortlandt Street (14th Floor), New York, NY	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $.01 per share	ZDGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 9, 2020, Zedge, Inc. (the “Company”), filed a prospectus supplement with the Securities and Exchange Commission which contemplates the sale, for a gross aggregate sale price of up to $5,000,000, of shares of the Company’s Class B common stock (the “Shares”), from time to time in “at the market offerings” pursuant to an At Market Issuance Sales Agreement with National Securities Corporation and H.C. Wainwright & Co., LLC (the “Sales Agents”), dated as of December 9, 2020 (the “ATM Sales Agreement”). Sales pursuant to the ATM Sales Agreement will be made only upon instructions by the Company to the Sales Agents, and the Company cannot provide any assurances that it will issue any Shares pursuant to the ATM Sales Agreement.

A copy of the ATM Sales Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the ATM Sales Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.

Schwell Wimpfheimer & Associates, LLP, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
1.1	At Market Issuance Sales Agreement among Zedge, Inc. and National Securities Corporation and H.C. Wainwright & Co., LLC, dated December 9, 2020.
5.1	Opinion of Schwell Wimpfheimer & Associates, LLP.
23.1	Consent of Schwell Wimpfheimer & Associates, LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Jonathan Reich
Name:	Jonathan Reich
Title:	Chief Executive Officer

Dated: December 9, 2020

EXHIBIT INDEX

Exhibit No.	Document
1.1	At Market Issuance Sales Agreement among Zedge, Inc. and National Securities Corporation and H.C. Wainwright & Co., LLC, dated December 9, 2020.
5.1	Opinion of Schwell Wimpfheimer & Associates, LLP.
23.1	Consent of Schwell Wimpfheimer & Associates, LLP (included in Exhibit 5.1)

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